                                                                   EXHIBIT 10.10



                            AMENDMENT NUMBER ONE TO
                   AMENDED AND RESTATED MANAGEMENT AGREEMENT


     AMENDMENT NUMBER ONE, dated as of October 31, 1995, to the Amended and Restated Management Agreement, dated as of September 29, 1995 (the "Management Agreement"), between Charter Communications Entertainment I, L.P., a Delaware limited partnership, and Charter Communications, Inc., a Delaware corporation.

     NOW, THEREFORE, for good and valuable considera tion, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1. Section 4.1(a) of the Management Agreement is hereby replaced in its entirety with the following:

     "(a)  General.  As compensation to the Manager for the management and
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     operation of the Cable Systems, the Company shall pay to the Manager an aggregate fee (the "Base Management Fee") equal to $3,925,000 per Fiscal Year, payable quarterly in arrears. In the event the Company acquires Cable Systems after the Closing Date, the Company and the Manager shall negotiate in good faith to effect a mutually acceptable increase to the Base Management Fee to reflect such acquisitions."

          2. Schedule 1 to the Management Agreement is hereby replaced in its entirety with Schedule 1 attached hereto.

          3. Schedule 2 to the Management Agreement is hereby replaced in its entirety with Schedule 2 attached hereto.

          4. Except as specifically amended hereby, the Management Agreement remains in full force and effect.

          5. This Amendment Number One may be executed in any number of counterparts, each of which shall be deemed to be an original and which together shall constitute one and the same instrument.

          IN WITNESS WHEREOF, the undersigned have executed this Amendment Number One as of the date first above written.


                         CHARTER COMMUNICATIONS
                           ENTERTAINMENT I, L.P.


                         By: CCA Acquisition Corp.,
                             as general partner



                         By:/s/ Jeffrey C. Sanders
                            -------------------------------
                            Jeffrey C. Sanders
                            Executive Vice President


                         CHARTER COMMUNICATIONS, INC.



                         By:/s/ Jeffrey C. Sanders
                            -------------------------------
                            Jeffrey C. Sanders
                            Executive Vice President

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

                                  Schedule 1
                                  ----------

                             List of Cable Systems
                             ---------------------


                              Connecticut Systems
                              -------------------


1. Department of Public Utility Control (Northeast Connecticut) of the State of Connecticut for Ashford, Brooklyn-Danielson, Canterbury, Chaplin, Columbia, Coventry and Eastford (New London, Tolland and Windham Counties) [Willimantic System].

2. Department of Public Utility Control (West Connecticut) of the State of Connecticut for Bethlehem, Bridgewater, Brookfield, Kent, Monroe, New Fairfield, New Milford, Newtown, Roxbury, Sherman, Southbury, Trumbull, Washington and Woodbury (Fairfield, Litchfield and New Haven Counties) [Housatonic, Mid-Connecticut, New Milford and Newtown Systems].


                             Massachusetts Systems
                             ---------------------


1.   Pepperell
2.   Rutland
3.   Uxbridge
4.   Wales
5.   Westport


                                Missouri Systems
                                ----------------

1.   Ballwin                     31.  Oakland
2.   Bela Villa                  32.  Olivette
3.   Black Jack                  33.  Pike County
4.   Bowling Green               34.  Richmond Heights
5.   Bridgeton                   35.  Rock Hill
6.   Charlack                    36.  Shrewsbury
7.   Chesterfield                37.  St. George
8.   Country Life Acres          38.  St. John
9.   Crestwood                   39.  St. Louis County Area A
10.  Creve Coeur                 40.  St. Louis County Area D/E
11.  Crystal Lake Park           41.  Sunset Hills
12.  Des Peres                   42.  Sycamore Hills
13.  Ellisville                  43.  Town & Country
14.  Eureka                      44.  Troy
15.  Fenton                      45.  Truesdale
16.  Florissant                  46.  Twin Oaks

17.  Frontenac                   47.  Unknown Area
18.  Glendale                    48.  Valley Park
19.  Grantwood Village           49.  Vinita Park
20.  Hanley Hills                50.  Warren County
21.  Huntleigh                   51.  Warrenton
22.  Kirkwood                    52.  Warson Woods
23.  Ladue                       53.  Webster Groves
24.  Lakeshire                   54.  Westwood
25.  Lakeview Estates            55.  Wilbur Park
26.  Lincoln County              56.  Winchester
27.  Mackenzie                   57.  Woodson Terrace
28.  Manchester                  58.  Wright City
29.  Marlborough
30.  Moscow Mills

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